UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23164

USCA Fund Trust
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

USCA Fund Trust

USCA Premium Buy-Write Fund

Semi-Annual Report
March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.uscashield.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communication from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

USCA Fund Trust

Dear Shareholder:

For the six-month period ending March 31, 2020 (the “Reporting Period”), the USCA Premium Buy-Write Fund (the “Fund”) performed roughly in line with the S&P 500, and materially outperformed the Fund’s primary benchmark, the CBOE Buy/Write Index. During the Reporting Period, the Fund was down 12.75%, while the latter were down 12.31% and 18.85%, respectively.

Market Environment

The stock market, like much of the past several years, steadily rose during the 4th quarter of 2019 even though data suggested a softening economy. Investor confidence and complacency abruptly melted away as COVID-19 changed the narrative to concerns for self-preservation, both economic and personal. Periods of stability create conditions that promote instability. Periods of volatility end with a whimper. We do not believe we have heard the whimper just yet and expect volatility to remain high.

The number of political, economic, and military unknowns with plausible outcomes and extreme consequences are unprecedented. Perhaps preventing a total meltdown, the Federal Reserve has steeped in to backstop a variety of risk assets, which has helped to stabilize the market and drive it higher mid-way through March. Reversing this process of purchasing trillions of dollars’ worth of Treasury bonds and less conventional investments (thank you printing press), may be like getting out of Vietnam, necessary but unpleasant. Fortunately, we have our best and brightest in Washington directing our fiscal and monetary policy. It was our best and brightest that got us into Vietnam.

Performance Discussion

Our investment objective is to meet or beat the returns of the S&P 500 with less volatility over a full market cycle, and secondarily, outperform our benchmark, the CBOE Buy/Write Index. We seek to achieve these objectives by selling covered calls and eliminating what we deem to be high-risk stocks from a varied portfolio of dividend-paying stocks of companies that we believe operate high quality businesses. We have achieved our objective the past six months as we performed similarly to the S&P 500 and outperformed the CBOE Buy/Write Index by over 6%. It’s a ferric victory when you achieve your objective but lose money.

From February 19th (the market high) to March 23rd (the market low), the S&P 500 lost 33.92%, the CBOE Buy/Write Index lost 30.23% and the Fund lost 23.93%. In this context, we would like to take a moment to discuss relative performance.

Our contention is that we will outperform the S&P 500 over a market cycle and the CBOE Buy/Write Index on a more frequent basis. Outperforming the S&P 500 has been a struggle for all active managers for the past several years. We believe the reason is straightforward. The market cap weighted structure of the index means the largest few stocks contribute meaningfully to the index’s returns. Most active managers, including us, attempt to add value by distributing the weight of holdings more evenly. Additionally, in our case, most of these stocks (which hold the largest capitalization and led the market) do not meet our valuation or dividend mandates. Those few large names have remained consistently strong performers for several years and their contribution has only increased. Interestingly, those same names that have driven the market up actually held up relatively well during the COVID crisis (which was a boon to some of these names) or our outperformance likely would have been more pronounced.

Relative to the CBOE Buy/Write Index, which is comprised of the S&P 500 (with the same market cap weighted design), our outperformance can be explained, in part, with our active call writing strategy relative to the strategy employed by the index. We sell calls against each individual security and vary their strikes and expiration dates, as opposed to the index which sells calls at a constant strike and expiration date once each month. This active call writing was a significant driver of our outperformance during the downturn. The increased volatility increased the value of option premiums, so we took the opportunity to buy back worthless call options for profit and sell new call options with much larger premiums, often with strikes set 10 to 20% out of the money; giving us ample upside for the market recovery.

TOTAL RETURNS %	(As of Mar. 31, 2020)
	6 MOS.	1 YR.	Since Inception (Annualized)
USCA Premium Buy-Write Fund
SHLDX	-12.75%	-10.54%	-0.43%
S&P 500 Total Return Index	-12.31%	-6.98%	6.99%
Excess Return vs. Index	-0.44%	-3.56%	-7.42%
CBOE Buy-Write Index	-18.85%	-15.73%	-0.95%
Excess Return vs. Index	6.10%	5.19%	0.52%
Gross Expense Ratio: 1.65% Source: U.S. Bank
Net Expense Ratio: 1.17% Source: U.S. Bank. The Fund's adviser has contractually agreed to waive its fees and reimburse expneses of the Fund, at leat until January 31, 2021. The Fund's inception date was November 29, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-US-SHLDX.

As we said above, we expect to outperform the S&P 500 over a full market cycle. We continue to believe that will be the case. We believe we are just now finally seeing the end to the bull market and at the completion of the cycle we expect the recent outperformance to continue.

Looking Ahead

“The market hates uncertainty.” If you have listened to the financial news for any length of time, you have heard this quote. It is an appropriate thing to say when nothing intelligent comes into your mind.

Death is certain. Prosperity is uncertain. I believe I will take uncertainty.

In our search for certainty or some form of stability, we make decisions based on historical relationships and probabilities. Knowledge of the past is helpful, but the future is never totally clear.

We have high expectations for our relative performance over the next several years. We believe the past underperformance of our strategy is easily explained and was a short-term issue. Our value bias has been a drag on performance and the differential between value stocks and growth stocks has gotten to historic proportions. Additionally, the increased market volatility directly increases the premium we receive on the options we sell, a clear benefit to our strategy.

Who Should Invest?

There are numerous studies of Buy/Write strategies and a meaningful history of Buy/Write funds. The persisting characteristics of the strategy are correlation to the stock market and lower volatility. Additionally, the strategy has an income return component that exceeds that of holding the stocks alone due the premiums received on the options written. In our Fund, we almost exclusively invest in companies that we believe have safe and growing dividends. In a total portfolio asset allocation approach, we believe the Fund would normally be used to dampen the volatility and increase the yield of the equity portion of a portfolio.

Must be preceded or accompanied by a prospectus.

The USCA Shield Fund is distributed by Quasar Distributors, LLC. USCA Asset Management LLC, the fund’s adviser and a wholly-owned subsidiary of U.S. Capital Advisors LLC, is not affiliated with Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the USCA Shield Fund will achieve its investment objectives. Selling covered call or stock index options will limit the fund’s gain, if any, on its underlying securities and the fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

S&P 500 Index. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

CBOE BuyWrite Index. The CBOE BuyWrite Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The S&P call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out-of-the-money). The S&P call is held until expiration and cash settled, at which time a new one-month, slightly out-of-the-money call is written. It is not possible to invest directly in this index.

USCA Fund Trust

USCA Premium Buy-Write Fund

March 31, 2020 (Unaudited)

Hypothetical Growth of a $10,000 Investment

Average Annual Returns

For Periods Ended March 31, 2020

	1 Year	Since Inception	Inception Date
Institutional Class	10.01%	-1.44%	11/29/16

S&P 500 Index	8.05%	6.98%	11/29/16

CBOE S&P 500 BuyWrite Index	16.02%	-0.95%	11/29/16

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratio, gross of any fee waiver, is 1.65% for Institutional Class shares per the Fund’s prospectus dated January 28, 2020. Performance data current to the most recent month end may be obtained by contacting the Fund at (888) 601-8722.

S&P 500 Index. The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. This index provides a broad snapshot of the overall U.S. equity market. Investors cannot invest directly in an index.

CBOE S&P 500 BuyWrite Index. The CBOE S&P 500 BuyWrite Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPX) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. Investors cannot invest directly in an index.

The Institutional Class shares were first available on November 29, 2016.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USCA Fund Trust

USCA Premium Buy-Write Fund

March 31, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2019 to March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Share Class[1]	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period[2] (10/01/19 to 03/31/20)	Net Annualized Expense Ratio
Institutional Class Shares Actual	$1,000.00	$866.75	$5.37	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
[1]	No information is provided for Investor Class shares because shares of that class had not yet been issued as of March 31, 2020.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent period)/366 days (to reflect the period), for Institutional Class shares.

USCA Premium Buy-Write Fund

Allocation of Fund Holdings
As of March 31, 2020 (Unaudited)

(expressed as a percentage of net asset value)

Technology
18.08%
Consumer Staples
16.50%
Health Care
15.06%
Money Market Fund
13.55%
Communications
8.25%
Utilities
6.03%
Materials
5.49%
Financials
4.97%
Industrials
4.93%
Consumer Discretionary
3.68%
Energy
3.57%
Exchange Traded Funds
2.87%
Real Estate Investment Trusts (REITS)
2.60%

Please see Schedule of Investments for a detailed listing of the Fund’s holdings.

USCA Premium Buy-Write Fund

Schedule of Investments
March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 86.57%[a,b]
Communications - 8.25%
AT&T Inc.	7,500	$218,625
Comcast Corporation	14,500	498,510
Verizon Communications, Inc.	12,000	644,760
The Walt Disney Co.	4,400	425,040
		1,786,935
Consumer Discretionary - 3.68%
The Home Depot, Inc.	2,500	466,775
Nike, Inc.	4,000	330,960
		797,735
Consumer Staples - 16.50%
Colgate-Palmolive Company	4,000	265,440
Hormel Foods Corp.	8,000	373,120
Keurig Dr. Pepper Inc.	12,000	291,240
Kimberly-Clark Corporation	3,000	383,610
PepsiCo, Inc.	4,000	480,400
The Procter & Gamble Company	4,000	440,000
Target Corporation	4,000	371,880
Walgreens Boots Alliance, Inc.	7,000	320,250
Walmart Inc.	5,700	647,634
		3,573,574
Energy - 3.57%
ConocoPhillips	4,000	123,200
EOG Resources, Inc.	3,000	107,760
Kinder Morgan Inc.	12,500	174,000
Pioneer Natural Resources Company	1,500	105,225
Royal Dutch Shell plc[c]	2,200	76,758
Total S.A.[c]	5,000	186,200
		773,143
Financials - 4.97%
Bank of America Corp.	10,000	212,300
JPMorgan Chase Financial Company LLC	2,500	225,075
Prudential Financial, Inc.	3,000	156,420
Visa Inc.	3,000	483,360
		1,077,155

USCA Premium Buy-Write Fund

Schedule of Investments - (continued)
March 31, 2020 (Unaudited)

	Shares	Fair Value
Health Care - 15.07%
Amgen, Inc.	2,500	$506,825
Bristol-Myers Squibb Company	9,000	501,660
CVS Health Corporation	6,000	355,980
Danaher Corporation	3,000	415,230
Johnson & Johnson	3,000	393,390
Medtronic Public Limited Company[c]	5,500	495,990
Merck & Co, Inc.	4,500	346,230
Novartis AG ADR[c]	3,000	247,350
		3,262,655
Industrials - 4.93%
Emerson Electric Co.	6,000	285,900
Honeywell International Inc.	2,000	267,580
Kansas City Southern	2,500	317,950
Raytheon Company	1,500	196,725
		1,068,155
Materials - 5.49%
Eastman Chemical Company	2,000	93,160
Franco-Nevada Corporation[c]	6,000	597,120
Newmont Goldcorp Corporation	11,000	498,080
		1,188,360
Technology - 18.08%
Accenture PLC[c]	3,000	489,780
Activision Blizzard, Inc.	6,000	356,880
Applied Materials, Inc.	4,500	206,190
Apple Inc.	1,000	254,290
Cisco Systems, Inc.	11,000	432,410
Corning Incorporated	9,000	184,860
Intel Corporation	9,000	487,080
Microsoft Corporation	4,000	630,840
Oracle Corporation	9,000	434,970
Taiwan Semiconductor Manufacturing Company Ltd.[c]	5,000	238,950
Texas Instruments, Inc.	2,000	199,860
		3,916,110
Utilities - 6.03%
American Electric Power Company, Inc.	4,500	359,910
Duke Energy Corporation	6,000	485,280
Exelon Corporation	7,000	257,670
Public Service Enterprise Group Incorporated	4,500	202,095
		1,304,955

TOTAL COMMON STOCKS (Cost $20,040,921)		18,748,777

USCA Premium Buy-Write Fund

Schedule of Investments - (continued)
March 31, 2020 (Unaudited)

	Shares	Fair Value
REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.60%[a,b]
Financials - 2.60%
Cyrusone Inc.	5,000	$308,750
Weyerhaeuser Co.	15,000	254,250
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $785,019)		563,000

EXCHANGE TRADED FUNDS - 2.87%[a,b]
SPDR Gold Shares	4,200	621,810

TOTAL EXCHANGE TRADED FUNDS (Cost $500,252)		621,810

MONEY MARKET FUND - 13.55%[a]
First American Treasury Obligations Fund Class X, 0.32%[d]	2,934,391	2,934,391

TOTAL MONEY MARKET FUNDS (Cost $2,934,391)		2,934,391

Total Investments (Cost $24,260,583) - 105.59%[a]		$22,867,978
Total Value of Options Written (Premiums received $758,051) - (4.44%)[a]		(960,994)
Other Liabilities in Excess of Assets - (1.15)%[a]		(248,365)
TOTAL NET ASSETS - 100.00%		$21,658,619

Footnotes

ADR- American Depository Receipt

[a]	Percentages are stated as a percent of net assets.
[b]	All or a portion of the securities represents collateral for outstanding call option contracts written. As of March 31, 2020, the total value of collateral securities for outstanding call option contracts written was $19,933,587.
[c]	Foreign issued security.
[d]	Rate reported is the 7-day current yield as of March 31, 2020.

USCA Premium Buy-Write Fund

Schedule of Options Written

March 31, 2020 (Unaudited)

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Accenture PLC	April 2020	$170.00	30	$(510,000)	$(12,525)
Activision Blizzard, Inc.	April 2020	55.00	20	(110,000)	(11,050)
Activision Blizzard, Inc.	April 2020	62.50	10	(62,500)	(1,140)
Activision Blizzard, Inc.	April 2020	62.50	30	(187,500)	(6,750)
American Electric Power Company, Inc.	April 2020	72.50	10	(72,500)	(9,000)
American Electric Power Company, Inc.	May 2020	82.50	35	(288,750)	(13,125)
Amgen, Inc.	April 2020	190.00	5	(95,000)	(8,188)
Amgen, Inc.	April 2020	205.00	10	(205,000)	(6,225)
Amgen, Inc.	May 2020	220.00	5	(110,000)	(2,450)
Amgen, Inc.	June 2020	195.00	5	(97,500)	(9,537)
Applied Materials, Inc.	April 2020	46.00	45	(207,000)	(12,488)
Apple Inc.	April 2020	260.00	10	(260,000)	(8,650)
AT&T Inc.	April 2020	28.00	75	(210,000)	(12,862)
Bank of America Corp.	April 2020	25.00	100	(250,000)	(1,350)
Bristol-Myers Squibb Company	April 2020	50.00	10	(50,000)	(5,425)
Bristol-Myers Squibb Company	May 2020	62.50	70	(437,500)	(3,815)
Bristol-Myers Squibb Company	June 2020	55.00	10	(55,000)	(3,800)
Cisco Systems, Inc.	April 2020	42.50	110	(467,500)	(4,345)
Colgate-Palmolive Company	May 2020	62.50	10	(62,500)	(6,300)
Colgate-Palmolive Company	May 2020	67.50	30	(202,500)	(8,625)
Comcast Corporation	April 2020	37.50	65	(243,750)	(2,113)
Comcast Corporation	May 2020	37.50	80	(300,000)	(18,600)
ConocoPhillips	May 2020	31.00	40	(124,000)	(14,180)
Corning Incorporated	May 2020	22.00	90	(198,000)	(9,945)
CVS Health Corporation	May 2020	62.50	60	(375,000)	(16,470)
Cyrusone Inc.	May 2020	55.00	10	(55,000)	(9,050)
Cyrusone Inc.	June 2020	55.00	40	(220,000)	(38,200)
Danaher Corporation	April 2020	130.00	5	(65,000)	(6,375)
Danaher Corporation	April 2020	150.00	8	(120,000)	(1,560)
Danaher Corporation	May 2020	125.00	17	(212,500)	(29,580)
Duke Energy Corporation	April 2020	80.00	50	(400,000)	(20,375)
Duke Energy Corporation	May 2020	67.50	10	(67,500)	(15,000)
Eastman Chemical Company	April 2020	47.50	20	(95,000)	(4,400)
Emerson Electric Co.	April 2020	49.00	50	(245,000)	(11,125)
Emerson Electric Co.	May 2020	45.00	10	(45,000)	(4,980)
EOG Resources, Inc.	April 2020	37.50	30	(112,500)	(4,770)
Exelon Corporation	April 2020	40.00	10	(40,000)	(650)
Exelon Corporation	May 2020	42.00	60	(252,000)	(4,050)
Franco-Nevada Corporation	April 2020	105.00	30	(315,000)	(7,575)
Franco-Nevada Corporation	April 2020	115.00	30	(345,000)	(2,775)
The Home Depot, Inc.	April 2020	175.00	25	(437,500)	(41,875)
Honeywell International Inc.	May 2020	135.00	20	(270,000)	(20,500)
Hormel Foods Corp.	April 2020	42.00	10	(42,000)	(5,050)
Hormel Foods Corp.	April 2020	45.00	70	(315,000)	(19,950)
Intel Corporation	April 2020	55.00	35	(192,500)	(7,665)
Intel Corporation	May 2020	60.00	55	(330,000)	(8,332)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund

Schedule of Options Written - (Continued)

March 31, 2020 (Unaudited)

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Johnson & Johnson	April 2020	$115.00	5	$(57,500)	$(8,763)
Johnson & Johnson	April 2020	140.00	20	(280,000)	(3,970)
Johnson & Johnson	May 2020	135.00	5	(67,500)	(2,875)
JPMorgan Chase Financial Company LLC	April 2020	95.00	20	(190,000)	(4,780)
JPMorgan Chase Financial Company LLC	April 2020	90.00	5	(45,000)	(2,350)
Kansas City Southern	April 2020	105.00	25	(262,500)	(61,125)
Keurig Dr Pepper Inc.	April 2020	25.00	120	(300,000)	(6,600)
Kimberly-Clark Corporation	April 2020	125.00	30	(375,000)	(22,050)
Kinder Morgan Inc.	June 2020	19.00	125	(237,500)	(1,250)
Medtronic Public Limited Company	April 2020	95.00	15	(142,500)	(3,397)
Medtronic Public Limited Company	May 2020	100.00	40	(400,000)	(6,720)
Merck & Co, Inc.	May 2020	75.00	45	(337,500)	(21,038)
Microsoft Corporation	April 2020	155.00	40	(620,000)	(35,100)
Newmont Goldcorp Corporation	April 2020	45.00	40	(180,000)	(8,640)
Newmont Goldcorp Corporation	May 2020	47.00	70	(329,000)	(16,800)
Nike, Inc.	April 2020	85.00	40	(340,000)	(13,780)
Novartis AG ADR	April 2020	82.50	30	(247,500)	(7,500)
Oracle Corporation	May 2020	50.00	90	(450,000)	(21,690)
PepsiCo, Inc.	May 2020	115.00	30	(345,000)	(29,850)
PepsiCo, Inc.	June 2020	120.00	10	(120,000)	(8,950)
Pioneer Natural Resources Company	April 2020	70.00	15	(105,000)	(7,950)
The Procter & Gamble Company	May 2020	110.00	40	(440,000)	(22,800)
Prudential Financial, Inc.	April 2020	52.50	30	(157,500)	(9,420)
Public Service Enterprise Group Incorporated	April 2020	45.00	45	(202,500)	(9,337)
Raytheon Company	April 2020	125.00	5	(62,500)	(5,388)
Raytheon Company	April 2020	155.00	10	(155,000)	(1,825)
Royal Dutch Shell plc	July 2020	37.50	22	(82,500)	(5,665)
SPDR Gold Shares	April 2020	160.00	17	(272,000)	(1,190)
SPDR Gold Shares	May 2020	155.00	25	(387,500)	(7,287)
Taiwan Semiconductor Manufacturing Company Ltd.	May 2020	50.00	50	(250,000)	(11,000)
Target Corporation	April 2020	100.00	40	(400,000)	(5,480)
Texas Instruments, Inc.	April 2020	105.00	20	(210,000)	(6,690)
Total S.A.	April 2020	32.50	50	(162,500)	(25,625)
Verizon Communications, Inc.	April 2020	50.00	10	(50,000)	(4,750)
Verizon Communications, Inc.	June 2020	62.50	70	(437,500)	(2,415)
Verizon Communications, Inc.	July 2020	60.00	40	(240,000)	(2,640)
Visa Inc.	April 2020	175.00	5	(87,500)	(1,475)
Visa Inc.	May 2020	185.00	25	(462,500)	(6,800)
Walgreens Boots Alliance, Inc.	April 2020	50.00	35	(175,000)	(3,465)
Walgreens Boots Alliance, Inc.	May 2020	52.50	35	(183,750)	(3,588)
Walmart Inc.	April 2020	120.00	25	(300,000)	(3,912)
Walmart Inc.	May 2020	120.00	32	(384,000)	(9,504)
The Walt Disney Co.	May 2020	90.00	22	(198,000)	(28,545)
The Walt Disney Co.	May 2020	105.00	22	(231,000)	(11,220)
Weyerhaeuser Co.	April 2020	21.00	150	(315,000)	(3,000)

Total Value of Call Options Written (Premiums received $758,052)				$(20,635,750)	$(960,994)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Statement of Assets and Liabilities

March 31, 2020 (Unaudited)

USCA Premium Buy-Write Fund
Assets
Investments, at fair value (cost $24,260,583)	$22,867,978
Dividend and interest receivable	37,507
Receivable for investments sold	92,258
Receivable for Fund shares sold	100,000
Prepaid expenses	15,952
Receivable from Adviser, net	830
Total Assets	23,114,525

Liabilities
Options written, at fair value (premiums received $758,051)	960,994
Payable for investments purchased	402,291
Accrued administration expense	14,603
Accrued Trustee fees	3,649
Accrued expenses and other liabilities	74,369
Total Liabilities	1,455,906

Net Assets	$21,658,619

Net Assets Consist of:
Paid in capital	$24,691,073
Total distributable earnings	(3,032,454)
Accumulated net investment income	(417,656)
Accumulated net realized losses	(1,026,486)
Net unrealized appreciation on investments	(1,588,312)
Net Assets	$21,658,619

Institutional Class
Net assets applicable to outstanding shares	$21,658,619
Shares of beneficial interest outstanding, no par value,
unlimited authorization	2,492,642
Net asset value per share outstanding	$8.69

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Statement of Operations

For the Period From October 1, 2019 to March 31, 2020 (Unaudited)

USCA Premium Buy-Write Fund
Investment Income
Dividend income (Net of foreign taxes withheld of $3,706)	$315,101
Interest income	16,886
Total Investment Income	331,987

Expenses
Investment advisory fees	100,409
Portfolio accounting and administration fees	44,350
Transfer agent fees and expenses	19,160
Other expenses	11,977
Custody fees	10,969
Audit and tax fees	9,470
Legal fees	8,357
Trustees' fees	7,398
Registration fees	478
Total Expenses Before Waiver/Reimbursement	212,568
(Waiver/Reimbursement by Adviser) / Recoupment by Adviser	(64,480)
Net Expenses	148,088
Net Investment Income	183,899
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments	(295,216)
Net realized gain on written option contracts	116,158
Net change in unrealized depreciation on investments	(3,150,063)
Net change in unrealized depreciation on written option contracts	(127,974)
Net Loss from Investments	(3,457,095)
Net Decrease in Net Assets Resulting from Operations	$(3,273,196)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Statements of Changes in Net Assets

	USCA Premium Buy-Write Fund
	Period From October 1, 2019 to March 31, 2020	For the Year Ended September 30, 2019
	(Unaudited)
Change in Net Assets Resulting from Operations
Net investment income	$183,899	$355,702
Net realized loss	(179,058)	(194,247)
Net change in unrealized appreciation (depreciation) on investments and written option contracts	(3,278,037)	469,851
Net Increase (decrease) in Net Assets Resulting from Operations	(3,273,196)	631,306

Dividends Paid to Shareholders
Net dividends	(481,733)	(701,208)
Return of capital	—	(748,936)
Change in Net Assets from Dividends Paid to Shareholders	(481,733)	(1,450,144)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	1,123,106	5,668,006
Reinvestment of distributions	428,041	1,271,888
Payments for shares redeemed	(2,054,119)	(2,014,709)
Net Increase in Net Assets Resulting from Capital Transactions	(502,972)	4,925,185

Net Increase in Net Assets	(4,257,901)	4,106,347
Net Assets, Beginning of Period	25,916,520	21,810,173
Net Assets, End of Period	$21,658,619	$25,916,520

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Financial Highlights

	Institutional Class
	USCA Premium Buy-Write Fund
	Period From October 1, 2019 to March 31, 2020		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	Period from November 29, 2016(1) to September 30, 2017
	(Unaudited)
Per Share Operating Performance(2)
Beginning net asset value	$10.16		$10.58	$10.47	$10.00

Gain From Investment Operations
Net investment income(3)	0.07		0.15	0.13	0.11
Net gain (loss) from investments	(1.35)		0.07	0.35	0.42

Total from Investment Operations	(1.28)		0.22	0.48	0.53

Dividends Paid to Shareholders
Distributions from net investment income	(0.19)		(0.20)	(0.13)	(0.06)
Distributions from net realized gains	—		(0.11)	(0.25)	—
Distributions from return of capital	—		(0.33)	—	—

Total Distributions	(0.19)		(0.64)	(0.37)	(0.06)

Ending Net Asset Value	$8.69		$10.16	$10.58	$10.47

Total return	12.14	%(4)	2.33%	4.74%	5.30	%(4)

Supplemental Data and Ratios
Net assets, end of period	$21,658,619		$25,916,520	$21,810,173	$14,484,849
Ratio of expenses to average net assets before waiver	1.65	%(5)	1.63%	2.02%	2.91	%(5)
Ratio of expenses to average net assets after waiver	1.15	%(5)	1.15%	1.15%	1.15	%(5)
Ratio of net investment income to average net assets before waiver	0.93	%(5)	1.05%	0.43%	(0.46	)%(5)
Ratio of net investment income to average net assets after waiver	1.43	%(5)	1.53%	1.30%	1.30	%(5)
Portfolio turnover rate	16.25	%(4)	96.14%	73.78%	80.96	%(4)

(1)	Commencement of operations.
(2)	Information presented in table relates to a share of beneficial interest outstanding through each period presented.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Notes to Financial Statements

March 31, 2020 (Unaudited)

1.	Organization

USCA Fund Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 1, 2016. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of one diversified series, the USCA Premium Buy-Write Fund (the “Fund”). The Fund commenced operations on November 29, 2016. The Fund’s investment objective is to seek growth of capital and income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”). The Fund defines large cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on these stocks and ETFs to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. The Adviser (defined below) anticipates receiving income from dividend-paying stocks and ETFs and from option premium, although option premium is described as capital appreciation for tax and accounting purposes.

The Fund is managed by USCA Asset Management LLC (the “Adviser” or “USCA”). The Adviser is an investment adviser registered with the Securities and Exchange Commission.

The Trust has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Trust’s investment program and its management and operations.

The Fund offers two classes of shares, Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class have not yet been issued as of March 31, 2020. Neither class has a front-end or back-end sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans (if any). The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 5. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees and expenses, audit and tax fees and expenses, administrative and accounting fees and expenses, transfer agent fees and expenses, custody fees and expenses, costs of insurance, fees and travel-related expenses of the Board, and all fees and expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders.

C. Investment Valuation

All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If, on a particular day, there are no quoted ask prices for a position held long or quoted bid prices for a position held short, the most recently quoted bid and ask prices, respectively, will be used. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Money market funds are valued at net asset value (“NAV”). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options are valued using the composite mean price provided by an independent third-party pricing service approved by the Board. If the pricing service is unable to provide a price, fair value shall be determined as set forth by the Board. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

USCA Fund Trust

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem, or exchange shares.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

See Note 8 for further discussion of the valuation procedures of the Fund’s investments.

D. Federal Income Taxation

The Fund will elect to be treated as and intends to to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification, and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses). Accordingly, no provision for federal income taxes is included in the financial statements. The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the year ended September 30, 2019, the Fund did not have a liability of any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal tax authorities for all tax years since inception.

E. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

USCA Fund Trust

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REIT fiscal year ends. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs after their tax reporting periods conclude.

G. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3.	Investment Transactions

For the period ended March 31, 2020, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $9,139,718 and $4,028,901 (excluding short-term securities), respectively.

4.	Income Taxes

The tax character of dividends paid to shareholders during the year ended September 30, 2019, was as follows:

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
For the year September 30, 2018	$620,123	$2,730	$—	$622,853
For the year September 30, 2019	$536,579	$164,629	$748,936	$1,450,144

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications between distributable earnings and paid-in capital. Accordingly, on September 30, 2019, for the Fund, paid in capital was decreased by $4 and distributable earnings was increased by $4.

USCA Fund Trust

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

The following information is provided on a tax basis as of September 30, 2019:

Cost of investments	$25,204,583

Gross unrealized appreciation	2,605,456
Gross unrealized depreciation	(884,469)
Net unrealized appreciation (depreciation)	$1,720,987

Undistributed ordinary income	—
Undistributed long term gains	—
Other accumulated gain	(998,512)
Total distributable earnings	$722,745

Temporary differences between book and tax amounts are due to straddles, wash sales, and grantor trusts. Capital loss carryforwards are available to offset future taxable income. The Fund had no capital loss carryforwards for the year ended September 30, 2019.

Under current tax rules, RICs can elect to treat certain late-year losses incurred and post-October capital losses as arising on the first day of the following taxable year. The Fund elected to defer $149,393 of post-October capital losses for the year ended September 30, 2019.

5.	Investment Advisory Services and Other Agreements

The Fund has entered into an Investment Advisory Agreement with USCA. Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.78% of the Fund’s daily average net assets. For the 6-month period ended March 31, 2020, the Fund incurred $100,409 in fees under the Investment Advisory Agreement.

Through January 31, 2021, and automatically renewing with consent of the Board, the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses including offering and organizational expenses of the Fund or a Class (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers)) to the extent necessary to limit the total annual Fund operating expenses to 1.15% for Institutional Class shares and 1.40% for Investor Class shares (“Operating Expense Limitation”). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or the expenses reimbursed, if such recoupment can be achieved within the lower of the Operating Expense Limitation or the expense limits in place at the time of recoupment. The Adviser’s waived fees and expenses that are subject to potential recoupment are as follows:

USCA Fund Trust

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

Fiscal Period Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
September 30, 2017	$165,843	$—	$165,843	September 30, 2020
September 30, 2018	166,598	—	166,598	September 30, 2021
September 30, 2019	112,169	—	112,169	September 30, 2022
March 31, 2020	64,480	—	64,480	September 30, 2023
Total	$509,090	$—	$509,090

The Fund has engaged U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, to serve as the Fund's administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

6.	Capital Share Transactions

	For the Period Ended		For the Year Ended
	March 31, 2020		September 30, 2019
	Shares	Amount	Shares	Amount
Institutional Class:
Sold	122,838	$1,123,106	559,902	$5,668,006
Dividends
Reinvested	44,466	428,041	128,556	1,271,888
Redeemed	(225,701)	(2,054,119)	(198,818)	(2,014,709)
Net increase (decrease)	(58,397)	$(502,972)	489,640	$4,925,185

7.	Trustees and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority, and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Adviser are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Adviser, and one trustee is an affiliate, and neither receive compensation from the Fund for serving as such.

All of the officers of the Fund are affiliated with the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

USCA Fund Trust

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

8.	Fair Value of Financial Instruments

As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique used to measure fair value, including a pricing model, and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Board has adopted fair valuation procedures, and has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator and (iii) Adviser. When determining the value of a security, the fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

USCA Fund Trust

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

Fair Value Measurements at Reporting Date Using
Description (a)	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks	$18,748,777	$—	$—	$18,748,777
Real Estate Investment Trusts (REITs)	563,000			563, 000
Exchange Traded Funds	621,810	—	—	621,810
Money Market Fund	2,934,391	—	—	2,934,391
Total Assets	$22,867,978	$—	$—	$22,867,978
Liabilities
Written Options	$960,944	$—	$—	$960,944
Total Liabilities	$960,944	$—	$—	$960,944

(a) All other industry classifications are identified in the Schedule of Investments and Schedule of Options Written.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the period ended March 31, 2020 there were no transfers between Level 1, Level 2 or Level 3.

9.       Derivative Financial Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

As part of its strategy, the Fund sells (“writes”) call options on securities held in its portfolio (i.e., covered call options). The strategy is designed to shield the Fund from some of the risk associated with these securities and to generate additional returns to the extent of call option premiums received. Written covered call options limit the upside potential of a security above the strike price.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written options and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss.

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful, and investors could still lose money through investing in the Fund.

USCA Fund Trust

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

The Fund has adopted the disclosure provision of FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivate fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required, and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the type and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at March 31, 2020:

Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Equity Risk - Written equity options	Options written, at fair value	$ 960,944

The following table presents the effect of derivatives on the Statement of Operations for the period ended March 31, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain (Loss) on Derivatives	Net Realized Gain on Written Option Contracts	Change in Net Unrealized Depreciation of Written Option Contracts
Equity Risk - Written equity options	Options	$ 116,158	$ (127,974)

The average notional amount of all written call options for the period ended March 31, 2020 was $24,476,467.

10. Affiliated Broker Commissions

For the period ended March 31, 2020, the Fund paid $35,063 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Adviser.

11. Subsequent Events

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of March 31, 2020, through the date the financial statements were issued.

USCA Fund Trust

Additional Information

March 31, 2020 (Unaudited)

N-PORT

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available without charge by visiting the SEC’s web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Adviser toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may'', “will'', “believe'', “attempt'', “seem'', “think'', “ought'', “try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Risk Disclosures

Economic, political, and issuer specific events may cause the value of securities to rise or fall. Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

The recent global outbreak of COVID-19 has disrupted economies and markets, and the prolonged duration and economic impact is uncertain. These events can have a significant impact to the Fund’s operations and performance.

USCA Fund Trust

Rev. July 2019

WHAT DOES USCA FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions
• account transactions and transaction history
• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons USCA Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does USCA Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences.	YES	NO
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 877-259-8722

PRIVACY NOTICE

USCA Fund Trust

What we do:
How does USCA Fund Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does USCA Fund Trust collect my personal information?	We collect your personal information, for example, when you:

	•	Open an account or give us your contact information
	•	Make a wire transfer
	•	Make deposits or withdrawals from your account
	•	Tell us where to send the money

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:

	•	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	•	Affiliates from using your information to market to you
	•	Sharing for nonaffiliates to market to you

State laws and individual companies may give additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	•	Our affiliates include financial companies such as US Capital Advisors, LLC, USCA Asset Management LLC, USCA RIA LLC, USCA Securities LLC, USCA Municipal Advisors LLC and USCA Fund Trust.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	•	USCA Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	•	USCA Fund Trust doesn’t jointly market.

USCA Fund Trust

Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
John Ferguson, Trustee
Robert Harvey, Trustee
Thomas V. Rushing, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary
Courtney Bowling, Chief Compliance Officer and
Anti-Money Laundering Officer

Investment Advisor
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Distributor
Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830, Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA Fund Trust

By (Signature and Title)  /s/ Phil Pilibosian
Phil Pilibosian, President

Date  June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Phil Pilibosian
Phil Pilibosian, President

Date  June 8, 2020

By (Signature and Title)  /s/ Chris Arnold

Chris Arnold, Treasurer

Date  June 8, 2020